ENTERTAINMENT ART, INC.

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE ELEVEN MONTHS ENDED

FEBRUARY 28, 2013

TABLE OF CONTENTS

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                          F-1

CONSLIDATED BALANCE SHEETS                                                                                             F-2

CONSOLIDATED STATEMENTS OF OPERATIONS                                                                 F-3

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY                F-4

CONSOLIDATED STATEMENTS OF CASH FLOWS                                                                 F-5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                                      F-6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Entertainment Art, Inc.

Las Vegas, NV

We have audited the accompanying consolidated balance sheets of Entertainment Art, Inc. as of February 28, 2013, and March 31, 2012, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the 11 months ended February 28, 2013 and February 29, 2012 and for the period June 15, 2007 (date of inception) through February 28, 2013. Entertainment Art, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Entertainment Art, Inc. as of February 28, 2013 and March 31, 2012, and the results of its operations and its cash flows for the 11 month ended February 28, 2013 and February 29, 2012 and for the period June 15, 2007 (date of inception) through February 28, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in development stage with limited operations and resources, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ZBS Goup, LLP.
ZBS Group, LLP.
Melville, NY 11747

March 4, 2013

F-1

ENTERTAINMENT ART, INC.

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

ASSETS
	February 28, 2013	March 31, 2012
CURRENT ASSETS
Cash	$-	$2,944
Total Current Assets	-	2,944

NON-CURRENT ASSETS
Investments	28,137	-
Property and Equipment	21,863	-
Intangibles	205,196	-
Total Non-Current Assets	255,196	-

TOTAL ASSETS	$255,196	$2,944

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accrued Liabilities	$18,992	$15,631
Other Payable	33,333	-
Related party Payables	116,667	-
Loan Payable - Related Parties	-	6,500
Note Payable	2,500	65,900
Total Current Liabilities	171,492	88,031

TOTAL LIABILITIES	171,492	88,031

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Stock, $.001 par value
10,000,000 shares authorized
None issued nor outstanding	-	-
Common Stock, $.001 par value
100,000,000 shares authorized
59,730,000 shares issued and outstanding
as of February 28, 2013 and February 29, 2012	59,730	59,730

Additional paid-in capital	211,566	6,370
Deficit accumulated during the development stage	(187,592)	(151,187)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	83,704	(85,087)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$255,196	$2,944

F-2

ENTERTAINMENT ART, INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	11 months ended February 28, 2013	11 months ended February 29, 2012	Cumulative results from inception
			(Jun 15, 2007) to February 28, 2013
REVENUE
Sales-Net	$-	$-	$1,500
Total Revenue	-	-	-

EXPENSES
Cost of sales	-	-	1,500
Rent	-	-	13,000
Consulting Fees	234	-	9,234
Professional Fees	15,863	18,188	111,116
Research and Development	100,000	-	100,000
Other Selling, General and Administrative	7,480	5,693	67,155

Total Expenses	123,577	23,881	302,005

Net Loss from Operations	$(123,577)	$(23,881)	$(300,505)

Other Income (Expense)
Extinguishment of Debt	88,533	32,249	126,875
Interest Expense	(1,361)	(3,883)	(13,962)
Total Other Income (Expense)	87,172	28,366	112,913

Net Income (Loss)	$(36,405)	$4,485	$(187,592)

PER SHARE DATA:
Basic and diluted loss	$-	$-	$-
per common share

Weighted Average
Common Shares
outstanding	59,730,000	59,730,000	59,730,000

F-3

ENTERTAINMENT ART, INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFECIT)

				Deficit Accumulated
		Common	Paid in	During the
	Shares	Stock	Capital	Development Stage	Total

Balance - April 1, 2011	59,730,000	$ 59,730	$ 6,370	$ (152,424)	$ (86,324)

Common Shares Issued	-	-	-	-	-

Net Income	-	-	-	1,237	1,237

BALANCE — March 31, 2012	59,730,000	59,730	6,370	(151,187)	(85,087)

Common Shares Issued February 28, 2013	39,000,000	39,000	166,196	-	205,196

Common Shares Canceled February 28, 2013	(39,000,000)	(39,000)	39,000	-	-

Net Loss	-	-	-	(36,405)	(36,405)

BALANCE — February 28, 2013	59,730,000	$ 59,730	$ 211,566	$ (187,592)	$ 83,704

F-4

ENTERTAINMENT ART, INC.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	11 months ended February 28, 2013	11 months ended February 29, 2012	Cumulative results from inception
			(Jun 15, 2007) to February 28, 2013

CASH FLOW FROM OPERATING ACTIVITIES:
Net income (loss)	$(36,405)	$4,485	$(187,592)
Debt extinguishment	(88,533)	(32,249)	(126,875)
Debt issued for research and development	100,000	-	100,000

Adjustments to reconcile net income (loss) to net
Cash provided by operating activities:
Increase (decrease) in accrued liabilities – related parties	-	-	(18,449)
Increase (decrease) in accrued liabilities	13,494	(7,339)	57,316
NET CASH USED IN
OPERATING ACTIVITIES	(11,444)	(35,103)	(175,600)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from loans payable – related parties	-	20,400	34,500
Proceeds from notes payable	8,500	15,000	75,000
Payments on notes payable	-
Proceeds from sale of common stock	-	-	66,100
NET CASH PROVIDED BY FINANCING ACTIVITIES	8,500	35,400	175,600

NET INCREASE (DECREASE) IN CASH	(2,944)	297	-

CASH, BEGINNING OF PERIOD	2,944	13	-

CASH, END OF PERIOD	$-	$310	$-

Supplemental Cash Disclosure:
Noncash investing and financing activities:
Cancelletion of common shares	$39,000	$-	$39,000
Purchase of property with debt	50,000	-	50,000
Purchase of intangibles for common stock	$205,196	$-	$205,196

F-5

ENTERTAINMENT ART, INC.

(A Development Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE 11 MONTHS ENDED FEBRUARY 28, 2013

NOTE 1 – BUSINESS ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business.  Entertainment Art, Inc. (“the Company”) was incorporated on June 15, 2007 under the laws of the State of Nevada. Entertainment Art, Inc. owns 100% of Biozoom Technologies Inc (collectively the “Company”). Biozoom Technologies is incorporated in the state of Delaware.

On February 28, 2013 Biozoom Technologies, Inc. signed a joint venture agreement with Opsolution GmbH. This joint venture agreement between Biozoom and Opsolution GmbH is to continue research and development of certain intellectual property. Upon execution of the joint venture agreement the Company is provide funding of $100,000 toward the development by Opsolution of new prototypes. An additional $50,000 is to be paid over 8 month provided Opsolution GmbH meets certain investor and performance criteria.

Basis of Consolidation.  All significant intercompany transactions and balances have been eliminated in consolidation.

Going Concern. The Company has not yet generated revenues from planned principal operations and is considered a development stage company as defined in Accounting Standards Codification (“ASC”) 915.  The Company intended to focus on designing, providing and selling a line of fashionable zip bags.  The Company has since abandoned its business plan and is now seeking an operation with which to merge or acquire.  Accordingly, the Company is now considered a blank check company.  There is no assurance, however, that the Company will achieve its objectives or goals.

The Company had virtually no revenues and incurred a net loss before extinguishment of debt of $124,938 for the eleven months ended February 28, 2013, and a net loss before extinguishment of debt of $314,467 for the period June 15, 2007 (inception) to February 28, 2013.  In addition, the Company had working capital and stockholders deficiencies of $187,592 at February 28, 2013.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is attempting to address its lack of liquidity by raising additional funds, either in the form of debt or equity or some combination thereof.  There can be no assurances that the Company will be able to raise the additional funds it requires.

Use of Estimates and Assumptions.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations.  Financial instruments that potentially subject us to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable.  Accounts receivable are typically unsecured and are derived from revenues earned from customers located in the United States.

Recent Accounting Pronouncements. The Company has reviewed recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on its results of operations, financial position or cash flows. Based on that review, the Company believes that none of these pronouncements will have a significant effect on its financial statements.

Cash and Cash Equivalents.  For purposes of reporting cash flows, the Company considers all highly-liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Fair Value.The Company adopted the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC), 820-10. The standard requires fair value measurements be classified and disclosed in one of three categories:

• Level 1 – financial instruments with unadjusted, quoted prices listed on active market exchanges

• Level 2 – financial instruments lacking unadjusted, quoted prices from active market exchanges. The prices are determined using prices for recently traded financial instruments with similar underlying terms as well as directly or indirectly observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

• Level 3 – financial instruments that are not actively traded on a market exchange, including situations where there is little, if any, market activity for the financial instruments. The prices are determined using significant unobservable inputs or valuation techniques.

All of the company’s investments are in equity securities carried at cost. The Company had $28,137 and $0 of equity securities carried at cost as of February 28, 2013 and February 28, 2012, respectively. All of these investments were deemed to be level 2 financial instruments based on the guidance of ASC 820-10.

Investments in Equity Securities Carried at Cost.  Cost method investments are originally recorded at cost, the Company records dividend income when applicable dividends are declared. Dividend income from cost method investments is reported in other income (loss) in our consolidated statements of operations. The Company reviews its cost method investments quarterly to determine if impairment indicators are present; however, the Company is not required to determine the fair value of these investments unless impairment indicators exist. When impairment indicators exist, the Company uses the discounted cash flow analyses to determine the fair value. The Company estimates that the fair values of its cost method investments approximated or exceeded their carrying values as of February 28, 2013.

Property and Equipment.  Property and equipment is recorded at cost less accumulated depreciation.  Depreciation and amortization is calculated using the straight-line method over the expected useful life of the asset, after the asset is placed in service.  The Company generally uses the following depreciable lives for its major classification of property and equipment.

Description	Useful Lives
Furniture and fixtures	3-5 years
Equipment	3-5 Years

Expenditures associated with upgrades and enhancements that improve, add functionality, or otherwise extend the life of the property and equipment are capitalized, while expenditures that do not, such as repairs and maintenance, are expensed as incurred.

The Company had $0 in depreciation expense for both February 28, 2013 and February 28, 2012, respectively.

Research and Development.  The Company follows the policy of expensing its research and development costs in the period in which they are incurred in accordance with ASC 730. The joint venture agreement between the Company and Opsolution GmbH is to continue research and development of certain intellectual property. Upon execution of the joint venture agreement the Company is to provide funding of $100,000 toward the development by Opsolution of new prototypes.An additional $50,000 is to be paid over 8 month provided Opsolution GmbH meets certain investor and performance criteria.

Income Taxes.  The Company utilizes the liability method of accounting for income taxes as set forth in ASC Topic “Accounting for Income Taxes.” Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. An allowance against deferred tax assets is recorded when it is more likely than not that such tax benefits will not be realized.

Loss Per Share.  Basic loss per common share is computed by dividing losses attributable to common shareholders by the weighted-average number of shares of common stock outstanding during the period.

F-6

NOTE 2 – INVESTMENTS

As part of the purchase of the assets of Opsolution GmbH the Company acquired an equity interest in Opsolution NanoPhotonics. Opsolution NanoPhotonics is not consolidated as the Company is not the primary beneficiary providing the majority of financial support to Opsolution NanoPhotonics. This investment is accounted for under the cost method. The Company had no cost method investments in the year ended March 31, 2012. The Company’s cost method investments had a carrying value of $28,137 as of February 28, 2013.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment as of February 28, 2013 and March 31, 2012 were as follows:

There was no depreciation recorded in the 11 months ended February 28, 2013 and March 31, 2012 as the Company had no property and equipment until the purchase of the Opsolution entities assets on February 28, 2013.

NOTE 4 – INTANGIBLE ASSETS

Intangible assets represent the capitalized purchase price of assets acquired in the secured party sale as part of the Company’s strategy to acquire undervalued biotechnology assets. As of February 28, 2013, the Company had purchased $130,846 worth of biotechnology patents and other intellectual property. In these acquisitions, the Company issued 39,000,000 shares of its common stock.

The Company amortizes its intangible assets over their respective useful lives. During the year ended February 28, 2013 and 2012, the Company recognized $0 in amortization expense on these intangible assets, respectively. The amortization expense will be included in research and development expense.

NOTE 5 – RELATED PARTY TRANSACTIONS

At February 28, 2013 the Company has a $116,667 payable due to Opsolution GmbH related to the joint venture and purchase of property and equipment. The balance of the $116,667 is made up of two transactions. A $100,000 payable due immediately upon the purchase of the Opsolution entities due to the joint venture agreement and a $50,000 payable for the purchase of the Opsolution entities assets. This $50,000 payable was allocated evenly across the three sellers and thus only $16,667 is included in related party payables. The remaining balance of $33,333 is included as “Other Payable” in the current liabilities section of the balance sheet. The total $50,000 payable is due within 10 days of the date of the purchase of the Opsolution entities’ assets.

NOTE 6 – NOTES PAYABLE

At February 28, 2013 and March 31, 2012 the Company had notes payable in the amount of $2,500 and $65,900 respectively, bearing interest at 5% per annum and payable on demand.  $71,900 of notes have been extinguished as of February 28, 2013.

NOTE 7 – PREFERRED STOCK

The Company’s Board of Directors may, without further action by the Company’s stockholders, from time to time, direct the issuance of any authorized but unissued or unreserved shares of preferred stock in series and at the time of issuance, determine the rights, preferences and limitations of each series.  The holders of preferred stock may be entitled to receive a preference payment in the event of any liquidation, dissolution or winding-up of the Company before any payment is made to the holders of the common stock.  Furthermore, the board of directors could issue preferred stock with voting and other rights that could adversely affect the voting power of the holders of the common stock.

NOTE 8 – COMMON STOCK

In June 2007, the Company issued 39,600,000 shares of common stock to its Founders for $5,100.

In October 2007, the Company sold 20,130,000 shares of common stock to private investors at $.003 per share for gross proceeds of $61,000.

On September 30, 2009, the Board of Directors authorized a 33 for 1 forward split of the Company’s common stock to stockholders of record on July 8, 2009 and with a payment date of July 21, 2009.  All share and per share data have been retroactively restated to reflect this recapitalization.

On February 28, 2013 the Company issued 39,000,000 shares of its common stock at a value of .005 per share for the purchase of intellectual property from Opsolutions Spectroscopic Systems GmbH, Opsolution GmbH, Opsolution NanoPhotonics GmbH.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued and filed with the Securities and Exchange Commission.  The Company has determined that there were no such events that warrant disclosure or recognition in the financial statements.

F-7